UNITED STATES	OMB APPROVAL
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Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.         )

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☐	Soliciting Material Pursuant to Rule §240.14a-12

Electronic Clearing House, Inc.

(Name of Registrant as Specified In Its Charter)

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ELECTRONIC CLEARING HOUSE, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
February 7, 2005

To the Shareholders of Electronic Clearing House, Inc.:

You are cordially invited to attend the Annual Meeting of Shareholders of Electronic Clearing House, Inc. to be held on Monday, February 7, 2005 at 10:00 a.m., local time, at its corporate offices located at 730 Paseo Camarillo, Camarillo, California, for the following purposes:

1.	To elect two Class III directors to each serve on the Board of Directors for a three-year term;

2.	To approve the Amended and Restated 2003 Incentive Stock Option Plan (amending and restating the Company’s existing 2003 Incentive Stock Option Plan) which, among other matters, (i) increases the maximum number of shares of common stock that may be issued pursuant to awards granted under the plan from 900,000 to 1,150,000, and (ii) permits the grant of restricted stock under the plan;

3.	To ratify the selection of PricewaterhouseCoopers LLP as our independent public accountants for the fiscal year ending September 30, 2005; and

4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on December 13, 2004, as the record date for determining those shareholders who will be entitled to vote at the Meeting or any adjournment thereof.

Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed Proxy and return it by January 24, 2005 in the envelope provided for that purpose.

The enclosed Proxy is being solicited on behalf of our Board of Directors.

By Order of the Board of Directors,

DONNA L. REHMAN
Corporate Secretary

Camarillo, California
Dated: January 12, 2005

PROXY STATEMENT

ELECTRONIC CLEARING HOUSE, INC.
730 PASEO CAMARILLO, CAMARILLO, CA 93010

ANNUAL MEETING OF SHAREHOLDERS
February 7, 2005

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Electronic Clearing House, Inc., a Nevada corporation, for use at the Annual Meeting of Shareholders (the “Meeting”) which will be held on February 7, 2005 at 10:00 a.m., local time, at its corporate offices located at 730 Paseo Camarillo, Camarillo, California. The approximate mailing date of this Proxy Statement is January 12, 2005.

PROXIES

The shares represented by proxy in the form solicited by our Board of Directors will be voted at the Meeting if the proxy is returned to us properly executed. Where a choice is specified with respect to the matter being voted upon, the shares represented by the proxy will be voted in accordance with such specification. The proxy may specify approval or disapproval of the nominees for directors of our company, or may withhold authority to vote for such nominees for directors, and for the approval of the other proposals described herein. If your shares are held in “street name” (i.e., in the name of your broker or bank as the holder of record), you must obtain a proxy, executed in your favor, from the holder of record in order to be able to vote at the Meeting.

It is intended that shares represented by proxies in the accompanying form will be voted for the election of the persons listed below under “Election of Directors”. Although the Board of Directors does not know whether any nominations will be made at the Meeting other than those set forth herein, if any such nomination is made, or if votes are cast for any candidates other than those nominated by the Board of Directors, the persons authorized to vote shares represented by executed proxies in the enclosed form (if authority to vote for the election of directors or for any particular nominee is not withheld) will have full discretion and authority to vote for all of the nominees for the Board of Directors, as provided in the proxy. We are not aware of any matters to be voted upon at the Meeting other than as stated in this proxy statement and in the accompanying Notice of Annual Meeting of Shareholders. If any other matters are properly brought before the Meeting, the enclosed proxy gives authority to the persons named in such proxy to vote the shares in their best judgment.

If you are a shareholder of record (i.e., your shares are registered in your name), you may revoke your proxy at any time before the meeting either by filing with our Secretary, at our principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote your shares in person. However, attendance at the Meeting will not constitute a revocation of a proxy. If your shares are held in “street name,” the holder of record may revoke a proxy in the same manner as described above.

The cost of soliciting proxies will be borne by us. In addition, we may reimburse brokerage firms and other firms representing beneficial owners of shares for their expenses in forwarding solicitation materials to the beneficial owners. Proxies may also be solicited by certain of our directors, officers and regular employees, without additional compensation, personally or by telephone or telegram.

Please MARK, SIGN and DATE the enclosed proxy card and RETURN it by January 24, 2005, in the enclosed envelope provided for this purpose.

On December 13, 2004, the record date for determining shareholders entitled to vote at the Annual Meeting of Shareholders, we had outstanding and entitled to vote at the Meeting 6,472,331 shares of Common Stock, par value $.01 per share (the “Common Stock”). Each share of Common Stock is entitled to one vote on any matter brought before the Meeting, including election of the directors. Our Articles of Incorporation and Bylaws do not contain any provision for cumulative voting and no provision of applicable law requiring cumulative voting by us is applicable to your shares.

The required quorum for the transaction of business at the Meeting is a majority of the shares of Common Stock outstanding on the record date. Shares that are voted “for” or “against”, or are “withheld” from a matter are treated as being present at the Meeting for purposes of establishing a quorum and are also treated as votes eligible to be cast by the holders of Common Stock present in person or represented by proxy at the Meeting and entitled to vote. Abstentions will be counted for purposes of determining both the presence or absence of a quorum for the transaction of business and the total number of votes cast with respect to a particular matter. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, however, such broker non-votes will not be considered votes cast for or against a particular matter and, accordingly, will not affect the determination as to whether the requisite majority of votes cast has been obtained with respect to a particular matter. The proposal electing two of our directors requires the affirmative vote of the holders of a plurality of our shares present and entitled to vote, in person or by proxy, to be adopted. Each of the other proposals must receive the affirmative vote of the holders of a majority of our shares present and entitled to vote, in person or by proxy, to be adopted.

PERFORMANCE GRAPH

The following graph shows a five-year comparison of the total cumulative returns of investing $100 on September 30, 1999, in Electronic Clearing House, Inc. (“ECHO”) Common Stock, the NASDAQ-Composite Index, and the NASDAQ-Finance Index. The NASDAQ-Composite Index represents a broad market group in which we participate. The NASDAQ-Finance Index was chosen as having a representative peer group of companies for the 2004 Proxy Statement and includes Electronic Clearing House, Inc. All comparisons of stock price performance shown assume the reinvestment of dividends, although we have not historically paid any dividends on shares of our Common Stock.

TOTAL RETURN TO SHAREHOLDERS
Dividends Reinvested Monthly

250
200
150
100
50
0
9/30/99
9/30/00
9/30/01
9/30/02
9/30/03
9/30/04
ECHO
NASDAQ - Composite
NASDAQ - Finance

Base = $100 Invested September 30, 1999

September 30,	Measurement Point 1999	2000	2001	2002	2003	2004
ECHO	$100.00	$141.18	$50.59	$28.24	$165.65	$207.06
NASDAQ-Composite	$100.00	$133.05	$54.36	$42.83	$65.24	$69.31
NASDAQ-Finance	$100.00	$106.18	$116.89	$123.05	$153.29	$180.97

PRINCIPAL OWNERS OF COMMON STOCK

Based on our review of a Schedule 13D/A filed with the Securities and Exchange Commission on September 7, 2004, as of December 13, 2004, the following individual has beneficial ownership or control of 5% or more of our outstanding Common Stock:

Name & Address	Number of Shares Beneficially Owned	Percentage of Common Stock
Melvin Laufer 136 Beach 140th Street Far Rockaway, NY 11694	519,839	8.03%

Based on our review of a Schedule 13G/A filed with the Securities and Exchange Commission on July 8, 2004, as of December 13, 2004, the following entity has beneficial ownership or control of 5% or more of our outstanding Common Stock:

William Blair Company LLC 222 W. Adams Street Chicago, IL 60606	708,952	10.95%

The following table sets forth the number of shares of Common Stock owned beneficially by our (i) directors, (ii) the Named Executive Officers (as defined below), and (iii) the executive officers and directors as a group, as of the record date, December 13, 2004. Such figures are based upon information furnished by the persons named.

Name & Address	Number of Shares Beneficially Owned	Percentage of Common Stock(1)
Joel M. Barry Chairman/Chief Executive Officer 730 Paseo Camarillo Camarillo, CA 93010	236,119(2)	3.58%

Alice L. Cheung Chief Financial Officer/Treasurer 730 Paseo Camarillo Camarillo, CA 93010	45,500(2)	0.70%

Richard Field Director 49 Locust Avenue New Canaan, CT 06840	100,000	1.55%

Aristides W. Georgantas Director 180 Springdale Road Princeton, NJ 08540	16,521	0.26%

Name & Address	Number of Shares Beneficially Owned	Percentage of Common Stock(1)
Herbert L. Lucas, Jr. 12011 San Vicente Blvd. Los Angeles, CA 90049	57,880(3)	0.89%

Alex Seltzer Chief Operating Officer/Chief Information Officer 730 Paseo Camarillo Camarillo, CA 93010	36,500(2)(6)	0.56%

Sharat Shankar Senior Vice President 730 Paseo Camarillo Camarillo, CA 93010	10,000(2)	0.15%

Carl R. Terzian Director 12400 Wilshire Blvd. Los Angeles, CA 90025	3,031	0.05%

Patricia Williams Vice President 730 Paseo Camarillo Camarillo, CA 93010	39,675(2)	0.61%

Jack Wilson Vice President 730 Paseo Camarillo Camarillo, CA 93010	15,075(2)(4)	0.23%

All officers and directors as a group (19 persons)(5)	778,479	11.47%

(1)	Under Rule 13d-3, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of Common Stock actually outstanding at December 13, 2004.

(2)	Includes stock options according to the terms of the Officers and Key Employees Incentive Stock Option Plan and the 2003 Incentive Stock Option Plan, which for the following number of shares and for the following individuals could be acquired within 60 days through the exercise of stock options: Joel M. Barry, 120,500 shares; Alice Cheung, 34,500 shares; Alex Seltzer, 10,000 shares; Sharat Shankar, 10,000 shares; Patricia Williams, 35,000 shares; and Jack Wilson 10,500 shares.

(3)	Includes 17,972 shares indirectly owned by Mr. Lucas through a trust for his wife.

(4)	Includes 530 shares indirectly owned by Mr. Wilson through his wife.

(5)	Includes shares and stock options according to the terms of the Officers and Key Employees Incentive Stock Option Plan and the 2003 Incentive Stock Option Plan, which for the following number of shares and for the following individuals could be acquired within 60 days through the exercise of stock options: Arnold Feinberg, 20,000 shares; Jesse Fong, 13,778 shares; David Griffin, 12,686 shares; Robert Hare, 61,032 shares; Steve Hoofring, 8,500 shares; David Piatt, 4,000 shares; Donna Rehman, 3,850 shares; Rick Slater, 34,000 shares; and Kris Winckler, 60,332 shares.

(6)	Mr. Seltzer has decided to pursue other business interests. As a result, he will only continue providing services to us through December 31, 2004, the effective date of his resignation.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and the holders of 10% or more of our Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our equity securities. Based solely on our review of the copies of the forms received by us and written representations from certain reporting persons that they have complied with the relevant filing requirements, we believe that, during the year ended September 30, 2004, all of our executive officers, directors and the holders of 10% or more of our Common Stock complied with all Section 16(a) filing requirements.

Board of Directors’ Meetings and Committees

During fiscal year 2004, there were six regular meetings and two special meetings of the Board of Directors. Each director attended at least 75% of the meetings of the Board of Directors and Committees on which he served during the time he was a director.

The Audit Committee, which currently consists of Richard D. Field, Aristides W. Georgantas, who serves as the Chairman of the Committee, Herbert L. Lucas, Jr., and Carl R. Terzian, met seven times during fiscal year 2004. Mr. Field joined the Audit Committee on July 12, 2004. Messrs. Field, Georgantas, Lucas and Terzian are “independent directors” within the meaning of Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended, and the NASDAQ Marketplace Rules. The Audit Committee’s primary duties and responsibilities include appointment of the independent auditors, evaluation of the performance and independence of such auditors and review of the annual audited financial statements and the quarterly financial statements, as well as the adequacy of our internal controls. See “Report of the Audit Committee of the Board of Directors.”

The Compensation Committee, which currently consists of Richard D. Field, Aristides W. Georgantas, Herbert L. Lucas, Jr., who serves as the Chairman of the Committee, and Carl R. Terzian, met six times during fiscal year 2004. Mr. Field joined the Compensation Committee on July 12, 2004. Messrs. Field, Georgantas, Lucas and Terzian are “independent directors” within the meaning of the NASDAQ Marketplace Rules. The function of the Compensation Committee is to review and approve salaries, bonuses and other benefits payable to our executive officers, including administration of the 2003 Incentive Stock Option Plan and prior to its expiration in 2002, the administration of the Officers and Key Employees Incentive Stock Option Plan. See “Report of the Officers Compensation Committee of the Board of Directors.”

The Governance and Nominating Committee, which currently consists of Richard D. Field, Aristides W. Georgantas, Herbert L. Lucas, Jr., and Carl R. Terzian, who serves as the Chairman of the Committee, met four times during fiscal year 2004. Mr. Field joined the Governance and Nominating Committee on July 12, 2004. Messrs. Field, Georgantas, Lucas and Terzian are “independent directors” within the meaning of the NASDAQ Marketplace Rules. The Governance and Nominating Committee’s duties and responsibilities are to oversee and periodically review our corporate governance practices and to nominate candidates for election to our Board of Directors for three-year terms. See “Report of the Governance and Nominating Committee of the Board of Directors.”

Officers

Our officers are appointed by the Board of Directors and serve at the discretion of the Board of Directors.

Compensation of Directors

Each outside director received $48,250 in fiscal 2004; $28,000 and 3,031 shares of Common Stock in fiscal 2003; and $15,000 and 6,912 shares of Common Stock in fiscal 2002. Mr. Field, appointed on July 12, 2004, to fill a vacancy on the Board of Directors, received $13,750 in fiscal 2004. Directors are compensated for all reasonable expenses and are not compensated for special meetings.

EXECUTIVE COMPENSATION

Executive Officers

Our executive officers are:

Name	Position	Date First Became Officer
Joel M. Barry	Chairman of the Board, Chief Executive Officer	1986
Alice L. Cheung	Chief Financial Officer, Treasurer	1996
Alex Seltzer(1)	Chief Operating Officer/ Chief Information Officer	2002
Steven Smith(1)	Chief Information Officer	2004
Sharat Shankar	Senior Vice President	2003
Patricia M. Williams	Senior Vice President	1997
Jack Wilson	Senior Vice President	1994
Kris Winckler	Senior Vice President	1999
Arnold Feinberg	Vice President	2000
Jesse Fong	Vice President	1994
David Griffin	Vice President	1990
Robert Hare	Vice President	1999
Steve Hoofring	Vice President	2003
David Piatt	Vice President	2003
Rick Slater	Vice President	1998
Donna L. Rehman	Corporate Secretary	1990

(1)	Steven Smith succeeds Alex Seltzer, with respect to information technology duties previously performed by Mr. Seltzer, and joins us as a result of Mr. Seltzer’s decision to pursue other business interests. Mr. Seltzer will continue providing services to us through December 31, 2004, the effective date of his resignation.

JOEL M. BARRY, age 54, has been a Director of ECHO since July 1986, and Chairman of the Board since December 1986. Mr. Barry served as Chief Financial Officer from May 1987 to June 1990, and Executive Vice President from October 1987 to June 1990, when he was designated Chief Executive Officer of ECHO. Mr. Barry is also a Director and Chief Executive Officer of the MerchantAmerica and XPRESSCHEX, Inc. wholly-owned subsidiaries. From August 1981 to June 1991, Mr. Barry was a lecturer and investment counselor for Dynamic Seminars, a firm he founded in 1981, and Basics Financial Planning and Investments, a firm he founded in 1983. From 1972 to 1974, Mr. Barry owned and operated a recording business and from 1975 to 1981 was employed as the Director of Marketing and Sales with Financial Dynamics, a financial planning firm located in Covina, California. Mr. Barry attended Oklahoma State University from 1969 to 1970, majoring in Accounting and Ozark Bible College from 1970 to 1972, majoring in music.

ALICE L. CHEUNG, age 47, has served as Treasurer and Chief Financial Officer since July 1996. Ms. Cheung received her B.S. degree in business administration/accounting from California State University in Long Beach, California and became a Certified Public Accountant in May 1982. Prior to joining ECHO, Ms. Cheung was the Treasurer and Chief Financial Officer of American Mobile Systems from February 1988 to January 1996, prior to its merger with Nextel Communications, Inc. Ms. Cheung is an active member of the American Institute of Certified Public Accountants and Financial Executive Institute.

ALEX SELTZER, age 52, joined ECHO in August 2002 as Chief Operating Officer and Chief Information Officer. Prior to joining ECHO, Mr. Seltzer was the CIO and co-founder of Online Resources Corporation, an e-financial services outsourcer providing home banking, bill payment, and integrated third-party financial services to small and medium-sized U.S. banks. Mr. Seltzer holds a BS degree in Applied Math and Computer Science from MIT in Cambridge, Massachusetts and an MBA from Stanford Graduate School of Business in Stanford, California.

STEVEN SMITH, age 44, joined ECHO in November 2004 as Chief Information Officer. Prior to joining ECHO, Mr. Smith was Vice President of Engineering for Digital Insight (a financial services ASP providing Internet banking, bill payment, cash management and loan origination capabilities to over 1,500 financial institutions across North America), where he was accountable for all product development. Mr. Smith has also served as a CIO and Vice President of Research and Development for Lombardi Software in Austin, Texas and as a Partner with Ernst & Young/CAP Gemini. Mr. Smith holds a B.A. degree in Computer Science from The University of Texas in Austin.

SHARAT SHANKAR, age 34, joined ECHO in June 2003 as Vice President of Risk Management and Business Intelligence. Prior to joining ECHO, Mr. Shankar worked at TeleCheck for approximately eight years where he held a variety of positions leading up to Vice President of Risk Management. Prior to TeleCheck, Mr. Shankar held positions at MetLife as well as Hong Kong and Shanghai Bank, Madras, India. Mr. Shankar holds a Bachelor of Commerce degree from Loyola College, India, and a Master of Business Administration degree from James Madison University, Virginia.

PATRICIA M. WILLIAMS, age 39, joined ECHO in September 1996, serving as Director of Program Management, Ms. Williams was appointed Vice President of Corporate Program Management in October 1997 and Vice President of Check Services in October 2001. In June of 2003, Ms. Williams

was appointed to the position of Vice President of Sales and Marketing. Prior to joining ECHO, Ms. Williams was an Operations Manager for Bank of America Systems Engineering in San Francisco. Ms. Williams has also served as a Senior Program manager for the Los Angeles office of LANSystems, Inc., a nationwide systems integrator as well as a Senior Project Manager and Systems Engineer for Bank of America Systems Engineering in Los Angeles. Ms. Williams holds a B.A. degree in communications from the University of California, Los Angeles.

JACK WILSON, age 60, has served as Vice President of Merchant Services since June 1994 and was Director of Bankcard Relations for ECHO from October 1992 until May 1994. Mr. Wilson served as Vice President for Truckee River Bank from August 1989 until September 1992. Previously, he was Senior Vice President/Cashier of Sunrise Bancorp and a Vice President of First Interstate Bank. Mr. Wilson holds a teaching credential from the California Community College System in business and finance.

KRIS WINCKLER, age 39, joined ECHO in April, 1999, as Vice President of ECHO’s XPRESSCHEX subsidiary. Mr. Winckler is currently the Senior Vice President of Product and Strategic Planning at ECHO. Prior to joining ECHO, Mr. Winckler was a consultant at Andersen Consulting and the President of Magic Software, a company specializing in check verification, conversion, and ACH software. Mr. Winckler has been active in the check and collection industry for over ten years and has been a member of the Electronic Check Council of NACHA since 1998. Mr. Winckler holds a B.S. degree in Electrical Engineering from the University of New Mexico, an MBA from the University of Illinois, and is an Accredited ACH Professional (AAP) and Certified Treasury Professional (CTP).

ARNOLD FEINBERG, age 55, joined ECHO in January 2000 as Vice President of Sales. Prior to joining ECHO, Mr. Feinberg was an independent sales consultant for Rocky Mountain Retail Systems, a company that provided check authorization software and transaction processing services and was acquired by ECHO in 2000. From 1986 to 1993, Mr. Feinberg was employed by Lawrence Data Service, Inc. where he developed the franchise division for regional check verification and collection under National Check Association. Mr. Feinberg graduated from the University of Kansas with a B.S. in Accounting and Finance.

JESSE FONG, age 53, has served as Vice President of Information Systems since September 1994. Mr. Fong joined ECHO in 1984 and has served as programmer, Data Processing manager and MIS director. He received a degree major in M.E. and minor in Computer Science in 1972, received an International Marketing certificate in 1975 and a Business Administration certificate in 1976. Mr. Fong worked as Marketing manager, Sales manager and Trainer with the Xerox Corporation in Taiwan from 1974 to 1978. After that, he joined Abbott Laboratory as Country manager for two years. After immigrating to the United States in 1980, he worked as International Marketing manager in a trading firm for four years.

DAVID GRIFFIN, age 56, has served as Vice President of Major Accounts since June 2003. Previous to this capacity, he was Vice President of Check Guarantee from October 2001 to June 2003, Vice President of Check Services for ECHO from June 1990 to October 2001 and Vice President of Operations from January 1986 until September 1989, at which time he became a consultant to ECHO. Mr. Griffin has served as Senior Vice President and General Manager for TeleCheck, Los Angeles and

TeleCheck, San Diego, from May 1983 to August 1985. Prior to these appointments, he was Regional Manager of TeleCheck Services, a franchiser of check guarantee services, a division of Tymshare Corporation, which was subsequently acquired by McDonnell Douglas Corporation. Mr. Griffin holds a business administration degree with a major in accounting from the University of Houston.

ROBERT HARE, age 39, joined ECHO in April 1999 through the acquisition of Magic Software Development, a company he co-founded in 1991 to provide check verification, conversion and ACH software. Prior to founding Magic Software Development, Mr. Hare was a software developer with Titan Business Systems and a systems analyst with the University of New Mexico. Mr. Hare holds an A.S. degree in Computer Programming from the University of New Mexico.

STEVE HOOFRING, age 44, joined ECHO in October 2001 as Implementation Manager for the Check Services group and was appointed Vice President of Visa POS Check and Client Services in October 2003. Mr. Hoofring was President of Running Dog Software, Inc., which developed ‘Enterprise’ software for small to medium size businesses. Prior to this, Mr. Hoofring held several management positions with Emerson Power Transmission, a subsidiary of Emerson Electric, Inc. Mr. Hoofring holds a B.S. degree in Business Administration from Northern Kentucky University.

DAVID PIATT, age 45, joined ECHO in October 2003 as a Vice President of Systems Management. Mr. Piatt has over 20 years of reengineering, information technology and business experience in financial transaction processing, grant management, online banking, engineering and manufacturing systems. His business experience includes operations, program/project management, marketing, business development, business process reengineering, Continuous Process Improvement, Total Quality Management, Activity Based Costing, Work Breakdown Structure, cost benefit analysis and ROI analyses. Mr. Piatt was awarded a Master’s degree in physics from Texas A&M and a bachelor’s degree from Colorado State University.

RICK SLATER, age 44, joined ECHO in May 1995 as Vice President of Computer Based Controls, Inc. (“CBC”). Mr. Slater was appointed President of CBC in December 1995, Vice President of ECHO in November 1998 and Chief Technology Officer in October 1999. Prior to joining ECHO, Mr. Slater was President of Slater Research, which provided contract engineering services to various institutions. During this time, Mr. Slater directly participated in the U.S. Coast Guard COMSTA upgrade project including site surveys, systems design and system upgrade integration in a number of sites within the U.S. Prior to this position, Mr. Slater served as a group leader at Aiken Advanced Systems. Mr. Slater holds a BS degree in electrical engineering technology from Old Dominion University, Norfolk, Virginia.

DONNA L. REHMAN, age 55, joined ECHO in 1988 and has served as Corporate Secretary since 1990. For three years prior thereto, she was self-employed in Woodland Hills, California in educational books and toys. She attended Southern Illinois University in Carbondale and was employed as an administrative assistant in Chicago for 4 years and Los Angeles for 5 years.

Compensation Committee Interlocks and Insider Participation

No interlocking relationship exists between our Board of Directors or Compensation Committee and the board of directors or compensation committee of any other company.

Cash Compensation of Officers

The following table sets forth the total compensation paid and stock options offered by us during the fiscal years ended September 30, 2004, September 30, 2003 and September 30, 2002, to our Chief Executive Officer and to each of our five most highly compensated executive officers, other than the Chief Executive Officer (collectively with the Chief Executive Officer, the “Named Executive Officers”), whose compensation exceeded $100,000 during the fiscal year ended September 30, 2004.

Summary Compensation Table

					Long Term Compensation
	Capacities in Which Served		Annual Compensation		Securities Underlying Options(2)
Name		Year	Salary	Bonus		Other(3)
Joel M. Barry(1)	Chairman/Chief	2004	$241,500	$50,000	60,000	$-0-
	Executive Officer	2003	223,125	-0-	40,000	-0-
		2002	209,000	-0-	50,000	-0-

Alex Seltzer(4)	Chief Information	2004	$190,565	$48,000	30,000	$5,110
	Officer/Chief	2003	148,295	-0-	5,000	2,250
	Operating Officer	2002	14,230	-0-	50,000	-0-

Alice Cheung	Chief Financial	2004	$138,000	$40,000	35,000	$4,940
	Officer/Treasurer	2003	125,500	15,000	15,000	4,175
		2002	110,500	11,500	5,000	3,450

Sharat Shankar	Sr. Vice President	2004	$131,430	$47,500	35,000	$2,343
		2003	46,333	5,000	50,000	-0-
		2002	-0-	-0-	-0-	-0-

Patricia Williams	Sr. Vice President	2004	$123,000	$35,000	35,000	$-0-
		2003	111,190	15,000	15,000	-0-
		2002	103,750	16,500	10,000	3,000

Jack Wilson(1)	Sr. Vice President	2004	$123,000	$35,000	35,000	$4,412
		2003	111,190	15,000	15,000	2,998
		2002	103,750	16,500	5,000	2,250

(1)	We provide Mr. Barry and Mr. Wilson with an automobile. There has been no compensation paid other than that indicated in the above table.

(2)	Mr. Seltzer exercised 1,000 of his options at $1.30 per option, granted in fiscal 2003 and 10,000 of his options at $1.29 per option, granted in fiscal 2002; Ms. Williams exercised 2,000 of her options at $2.15 per option, granted in fiscal 2002.

(3)	Represents our match of contributions to our 401(k) plan. We contribute 50% of the last 6% of each employee’s contribution to the 401(k) plan.

(4)	Mr. Seltzer has decided to pursue other business interests. As a result, he will only continue providing services to us through December 31, 2004, the effective date of his resignation.

Fiscal 2004 Option Grants Table

The following table sets forth the stock options granted to our Chief Executive Officer and each of the other Named Executive Officers during the fiscal year ended September 30, 2004. Under applicable Securities and Exchange Commission regulations, companies are required to project an estimate of appreciation of the underlying shares of stock during the option term. We have chosen to project this estimate using the potential realizable value at assumed annual rates of stock price appreciation for the option term at assumed rates of appreciation of 5% and 10%. However, the ultimate value will depend upon the market value of our stock at a future date, which may or may not correspond to the following projections.

	Options Granted(1)	Percent of Total Granted to Employees in Fiscal Year	Exercise Price per share	Expiration Date	Potential Realization Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name					5%	10%
Joel M. Barry	60,000	14.12%	$6.85	12/15/13	$167,000	$390,000
Alex Seltzer	30,000	7.06%	$6.85	12/15/13	$84,000	$195,000
Alice Cheung	35,000	8.24%	$6.85	12/15/13	$98,000	$228,000
Sharat Shankar	35,000	8.24%	$6.85	12/15/13	$98,000	$228,000
Patricia Williams	35,000	8.24%	$6.85	12/15/13	$98,000	$228,000
Jack Wilson	35,000	8.24%	$6.85	12/15/13	$98,000	$228,000

(1)	All options vest in five equal annual installments beginning 12 months following the date of the grant.

Aggregated Option/SAR Exercises and Fiscal-Year Option/SAR Value Table

The following table sets forth information concerning the exercise of stock options during the fiscal year ended September 30, 2004 by each of our Named Executive Officers and the number and value of unexercised options held by each of our Named Executive Officers as of the fiscal year ended September 30, 2004.

Name	Shares acquired on exercise	Value realized	Number of unexercised options/SARS at FY-end	Value of unexercised in-the-money Options/SARS at FY-end(1)
Joel M. Barry	32,500	$-0-	250,000	$1,126,000
Alex Seltzer	11,000	$-0-	74,000	$389,000
Alice Cheung	7,500	$-0-	85,000	$361,000
Sharat Shankar	-0-	$-0-	85,000	$748,000
Patricia Williams	1,000	$-0-	89,000	$367,000
Jack Wilson	8,500	$65,400	71,500	$287,000

(1)	Based on the closing sale price of the Common Stock on September 30, 2004 of $8.80 per share, less the option exercise price.

Stock Option Plans

On May 13, 1992, our Board of Directors authorized adoption of an Officers and Key Employees Incentive Stock Option Plan (“Plan”), ratified by the shareholders at the Annual Meeting held July 10, 1992. The Plan provided for the issuance of up to 81,250 shares of Common Stock underlying stock options, each to purchase one share of the Common Stock for $3.40 per share, subject to adjustment in the event of stock splits, combinations of shares, stock dividends or the like.

On November 18, 1996, our Board of Directors authorized an increase in the Plan to 843,750 shares underlying stock options and such increase was approved by the shareholders at the Annual Meeting held in February 1997.

On February 4, 1999, our Board of Directors authorized an increase in the Plan to 1,343,750 shares underlying stock options and such increase was approved by the shareholders at the Annual Meeting held in February 1999.

On May 13, 2002, the Plan expired. The 2003 Incentive Stock Option Plan, which provided for the issuance of up to 900,000 shares of Common Stock underlying stock options, was approved by our Board of Directors and by our shareholders at the Annual Meeting of Shareholders held on February 3, 2003.

On April 19, 2004, our Compensation Committee approved certain non-material changes to our 2003 Incentive Stock Option Plan.

On December 21, 2004, our Compensation Committee authorized an amendment and restatement of the 2003 Incentive Stock Option Plan to, among other matters, (i) increase the number of shares to be issued under the 2003 Incentive Stock Option Plan from 900,000 shares to 1,150,000 shares, and (ii) permit the grant of restricted stock under the plan. Proposal 2 in this Proxy Statement requests that our shareholders approve this amendment and restatement at the Meeting.

Employment Agreements

None.

Bonus, Profit Sharing and Other Remuneration Plans and Pension and Retirement Plans

In addition to salary, the Compensation Committee, from time to time, grants options to executive officers and key personnel pursuant to the 2003 Incentive Stock Option Plan. The Compensation Committee thus views option grants as an important component of its long-term, performance-based compensation philosophy. Since the value of an option bears a direct relationship to our stock price, the Compensation Committee believes that options motivate executive officers and key personnel to manage us in a manner which will also benefit shareholders. As such, options are granted at the current market price. One of the principal factors considered in granting options to executive officers or key personnel is their ability to influence our long-term growth and profitability.

The Compensation Committee has also established a bonus program to reward extraordinary performance that exceeds pre-set goals established for executive officers and key personnel. We believe that such a bonus program provides the incentive to exceed such goals, thereby building shareholder value.

We have a contributory 401(K) Retirement Pension Plan, which covers all employees who are qualified under the plan provisions.

Report of the Audit Committee of the Board of Directors

The Audit Committee of the Board of Directors is currently composed of Richard D. Field, Aristides W. Georgantas, who serves as the Chairman of the Committee, Herbert L. Lucas, Jr., and Carl R. Terzian. Mr. Field joined the Audit Committee on July 12, 2004. Messrs. Field, Georgantas, Lucas and Terzian are “independent directors” within the meaning of Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended, and the NASDAQ Marketplace Rules.

During fiscal 2000, the Audit Committee of the Board of Directors developed a charter for the Audit Committee, which was approved by the full Board on February 4, 2000. The Audit Committee reviews and reassesses the charter annually and recommends any changes to the Board of Directors for approval. After reassessing the provisions of the Audit Committee’s prior charter, and in light of changes in the securities laws, rules and regulations, the Audit Committee recommended, and the Board of Directors approved, an Amended and Restated Audit Committee Charter in December 2003. No changes were recommended by the Audit Committee at the end of the fiscal year ended September 30, 2004. The Amended and Restated Audit Committee Charter was filed as Appendix A to our Proxy Statement filed with respect to our 2003 Annual Meeting of Shareholders, and is available on our website at www.echo-inc.com.

Among other matters, the Audit Committee:

•	Is charged with monitoring the preparation of annual financial reports by management, including discussions with management and outside auditors about draft annual financial statements and significant accounting and reporting matters;

•	Is responsible for matters concerning any relationship with our outside auditors, including their appointment or removal; reviewing the scope of their audit services and related fees, as well as any other services being provided to us; and determining whether the outside auditors are independent (based in part on the annual letter provided pursuant to Independence Standards Board Standard No. 1); and

•	Oversees management’s implementation of effective systems of internal controls, including a review of policies relating to legal and regulatory compliance, ethics and conflicts of interests.

The Audit Committee’s duties, responsibilities and powers are identified in its charter. The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the charter.

In overseeing the preparation of our financial statements, the Committee met with both management and our outside auditors to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management and the auditors advised the Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Committee discussed the statements in detail with both management and the outside auditors. The Committee’s review included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees).

With respect to our outside auditors, the Committee, among other things, discussed with PricewaterhouseCoopers LLP matters relating to its independence, including the disclosures made to the Committee as required by the Independence Standards Board Standard No. 1 (Discussions with Audit Committee).

On the basis of these reviews and discussions, the Committee recommended to the Board that it approve the inclusion of the audited financial statements in our Annual Report on Form 10-K for the fiscal year ended September 30, 2004 for filing with the Securities and Exchange Commission.

The Audit Committee
Aristides W. Georgantas, Chairman
Richard D. Field
Herbert L. Lucas, Jr.
Carl R. Terzian

Report of the Compensation Committee of the Board of Directors

The Compensation Committee of the Board of Directors reviews and approves salaries, bonuses and other benefits payable to our executive officers and administers our 2003 Incentive Stock Option Plan, and prior to its expiration, the Officers and Key Employees Incentive Stock Option Plan. The Compensation Committee is currently composed of Richard D. Field, Aristides W. Georgantas, Herbert L. Lucas, Jr., who serves as the Chairman of the Committee, and Carl R. Terzian. Mr. Field joined the Compensation Committee on July 12, 2004. Messrs. Field, Georgantas, Lucas and Terzian are “independent directors” within the meaning of the NASDAQ Marketplace Rules. In light of changes in the securities laws, rules and regulations, in December 2003, our Compensation Committee recommended, and the Board of Directors approved, a Compensation Committee Charter. The Compensation Committee Charter is available on our website at www.echo-inc.com.

Compensation Philosophy. The philosophy used by the Compensation Committee in establishing compensation for executive officers, including the Chief Executive Officer, is to attract and retain key personnel through the payment of competitive based salaries, annual bonuses and the granting of stock options and other stock-based compensation. Where appropriate, relocation benefits are paid to attract key individuals.

Executive Officer Compensation. Salaries of executive officers have been negotiated between our company and each executive officer, and were influenced by such factors as salaries paid to similar level executive officers in comparable-sized companies, the availability of persons with similar abilities and the geographic location of our offices. The companies that the Compensation Committee considers to be similar to us for purposes of making such determination are principally those companies against which we compete for executive personnel. The Compensation Committee believes that it has adequate knowledge of the compensation levels of such other companies as a result of information available to the public, recruitment efforts and compensation negotiations directed at candidates employed by such other companies, as well as data gathered from time to time from surveys, independent consultants and as a result of interactions between our personnel and the personnel of such other companies.

In evaluating annual compensation levels and bonuses for our executive officers other than the Chief Executive Officer, the Compensation Committee considered, among other factors including its discussions with our Chief Executive Officer, the individual, team, and company-wide performance and results against applicable pre-established annual and long-term performance goals, taking into account shareholder return, economic and business conditions, remuneration given to each executive officer in the past and comparative and competitive compensation and benefit performance levels. The Committee also considered our ability to increase salaries paid to our executive officers, taking into account our operating results and overall operations as a whole. Ultimately, the consideration of additional factors and the weight given to any particular factor is within the discretion of the Compensation Committee. As a result of such review, the Compensation Committee made its determinations for annual compensation, bonus and stock-based compensation for each of our executive officers as identified in this proxy statement.

Chief Executive Officer Compensation. With respect to reviewing the compensation provided to our Chief Executive Officer, the Compensation Committee believes that, because our Chief Executive Officer is responsible for our overall operations, his personal performance should be judged, based on the performance of our company as a whole. In this regard, the Compensation Committee considers both quantitative and qualitative factors. Quantitative items used by the Compensation Committee in analyzing our performance include sales and sales growth, results of operations and an analysis of actual levels of operating results and sales to budgeted amounts. Qualitative factors include the Compensation Committee’s assessment of such matters as the enhancement of our image and reputation, expansion into new markets and business segments, and the development and success of new strategic relationships and new marketing opportunities. As such, the Compensation Committee reviewed and approved goals and objectives relevant to our Chief Executive Officer’s compensation package prior to the beginning of our fiscal year ended September 30 2003, and at the conclusion of that year, evaluated his performance in light of the goals and objectives established by the Compensation Committee to determine his compensation for the year ended September 30, 2004. As a result of that review, the Compensation Committee made its determinations for the annual compensation, bonus and stock-based compensation of our Chief Executive Officer as identified in this proxy statement.

Mr. Barry, our Chief Executive Officer, was paid an annual salary of $241,500 and a $50,000 bonus for fiscal year ended September 30, 2004. In addition, Mr. Barry was granted options to purchase 60,000 shares of our Common Stock during fiscal 2004. The Compensation Committee believes that tying the remuneration of Mr. Barry to the achievement of certain company goals and to the performance of the Common Stock will enhance our long-term performance.

The Compensation Committee
Herbert L. Lucas, Jr., Chairman
Richard D. Field
Aristides W. Georgantas
Carl R. Terzian

Report of the Governance and Nominating Committee of the Board of Directors

The Governance and Nominating Committee of the Board of Directors, the former Nominating Committee of the Board, reviews those Board members who are candidates for re-election to our Board of Directors for the next three-year term, and nominates outside candidates for inclusion on the Board. The Governance and Nominating Committee also reviews periodically and monitors (i) our corporate governance guidelines to assure that they reflect best practices and are appropriate for us, (ii) with the assistance of our management and outside counsel, applicable regulatory requirements relevant to our corporate governance guidelines to assure our compliance therewith, and (iii) our Articles of Incorporation and Bylaws as they relate to corporate governance issues.

The Governance and Nominating Committee is currently composed of Richard D. Field, Aristides W. Georgantas, Herbert L. Lucas, Jr., and Carl R. Terzian, who serves as the Chairman of the Committee. Mr. Field joined the Governance and Nominating Committee on July 12, 2004. Messrs. Field, Georgantas, Lucas and Terzian are “independent directors” within the meaning of the NASDAQ Marketplace Rules.

In light of recent changes in the securities laws, in December 2003, our former Nominating Committee recommended, and the Board of Directors approved, a Governance and Nominating Committee Charter. The Governance and Nominating Committee Charter is available on our website at www.echo-inc.com.

The Governance and Nominating Committee makes the determination to nominate a candidate who is a current member of the Board of Directors for re-election. Additionally, the Governance and Nominating Committee may nominate an outside candidate for inclusion to our Board of Directors. The Nominating Committee does not consider nominees recommended by shareholders.

Among other matters, the Governance and Nominating Committee:

•	Reviews the desired experience, mix of skills and other qualities to assure appropriate Board composition, taking into account the current Board members and the specific needs of us and the Board;

•	Conducts candidate searches, interviews prospective candidates and conducts programs to introduce candidates to us, our management and operations, and confirm the appropriate level of interest of such candidates;

•	Recommends to the Board qualified candidates who bring the background, knowledge, experience, independence, skill sets and expertise that would strengthen and increase the diversity of the Board;

•	Conducts appropriate inquiries into the background and qualifications of potential nominees; and

•	Reviews the suitability for continued service as a director of each Board member when he or she has a significant change in status, such as an employment change, and recommends whether or not such director should be re-nominated.

Based on the foregoing, upon its own recommendation, the Governance and Nominating Committee nominated, and the Board of Directors approved, Richard D. Field to fill a previously existing vacancy on the Board of Directors as of July 12, 2004. Mr. Field has been appointed as a Class I director to the Board of Directors and will be up for election in February 2006 for a three-year term ending February 2009.

In addition, and also based on the foregoing, upon its own recommendation, the Governance and Nominating Committee nominated, and the Board of Directors approved, Joel M. Barry and Aristides W. Georgantas for re-election as Class III directors to the Board of Directors, subject to shareholder approval, each for three-year terms ending February 2008.

The Governance and Nominating Committee
Carl R. Terzian, Chairman
Richard D. Field
Aristides W. Georgantas
Herbert L. Lucas, Jr.

DESCRIPTION OF PROPOSALS

PROPOSAL 1

Proposal To Elect Two Directors To Serve For The Respective Term Specified

On November 15, 2004, the members of the Governance and Nominating Committee passed a motion, which the Board of Directors approved, to nominate Messrs. Joel M. Barry and Aristides W. Georgantas for election as Class III directors to the Board of Directors for a three-year term ending February 2008.

ELECTION OF DIRECTORS

Two directors are proposed to be elected at the Meeting. The members of our Board of Directors are divided into three classes. The members of one class are elected at each annual meeting of shareholders to hold office for a three-year term and/or until successors of such class members have been elected and qualified. The respective members of each class are set forth below:

Class I	Herbert L. Lucas, Jr.
Richard D. Field
Class II	Carl R. Terzian
Class III	Aristides W. Georgantas Joel M. Barry

Two Class III directors are to be elected at this meeting to serve for a term of three years or until their respective successors are elected and qualified.

Nominee

The nominees for election to the Board of Directors as Class III directors are Joel M. Barry and Aristides W. Georgantas.

Directors

The current members of the Board of Directors are:

Name	Age	Director Since	Position with ECHO	Term Ending February:
Joel M. Barry	54	1986	Chairman, CEO	2005
Richard D. Field	64	2004	Director	2006
Aristides W. Georgantas	60	1999	Director	2005
Herbert L. Lucas, Jr.	78	1991	Director	2006
Carl R. Terzian	69	2002	Director	2007

JOEL M. BARRY, age 54, has been a Director of ECHO since July 1986, and Chairman of the Board since December 1986. Mr. Barry served as Chief Financial Officer from May 1987 to June 1990, and Executive Vice President from October 1987 to June 1990, when he was designated Chief Executive Officer of ECHO. Mr. Barry is also a Director and Chief Executive Officer of the MerchantAmerica and XPRESSCHEX, Inc. wholly-owned subsidiaries. From August 1981 to June

1991, Mr. Barry was a lecturer and investment counselor for Dynamic Seminars, a firm he founded in 1981, and Basics Financial Planning and Investments, a firm he founded in 1983. From 1972 to 1974, Mr. Barry owned and operated a recording business and from 1975 to 1981 was employed as the Director of Marketing and Sales with Financial Dynamics, a financial planning firm located in Covina, California. Mr. Barry attended Oklahoma State University from 1969 to 1970, majoring in Accounting and Ozark Bible College from 1970 to 1972, majoring in music.

RICHARD D. FIELD, age 64, became a director of ECHO in July 2004. Mr. Field has worked in the financial services industry for over 35 years as an executive of the Bank of New York, Chase, and Citigroup, and a director of Mastercard International and Chairman of its U.S. Board. Since retiring from full time employment in 1997, he has continued his career in the specialty financial areas as a co-founder and director of LendingTree, Inc. as well as serving on the boards of Providian Financial Corporation and HPSC, Inc. Mr. Field graduated from Salisbury School, Connecticut, in 1959 and Trinity College, Connecticut, in 1963 with a B.A. in English and Economics.

ARISTIDES W. GEORGANTAS, age 60, has served as a Director since February 1999. Mr. Georgantas, prior to his retirement, was Executive Vice President and Chief Operating Officer at Chase Manhattan Bank’s Global Asset Management/Private Banking Division. He serves as a director of Horizon Blue Cross Blue Shield of New Jersey, the Glenmede Corporation, the Glenmede Trust Company, the Foundation for Public Broadcasting in New Jersey, Mathematica Policy Research, Inc. and the Rita Allen Foundation. Mr. Georgantas is a graduate of the University of Massachusetts and Columbia University Graduate School of Business.

HERBERT L. LUCAS, age 78, has been a Director since 1991. Mr. Lucas received a B.A. degree in History in 1950 from Princeton University and an MBA degree in 1952 from Harvard University Graduate School of Business Administration. He served as President from 1972 to 1981 of Carnation International in Los Angeles and as a member of the Board of Directors of the Carnation Company. Since 1982, Mr. Lucas has managed his family investment business. He has served on the Board of Directors of various financial and business institutions including Wellington Trust Company, Arctic Alaska Fisheries, Inc., Scolr Pharma, Inc. and Sunworld International Airways, Inc. Mr. Lucas has served as a Trustee of The J. Paul Getty Trust, the Los Angeles County Museum of Art, The Morgan Library, National Association of Independent Schools and Winrock International. He was formerly a member of the Board of Trustees of Princeton University.

CARL R. TERZIAN, age 69, has served as a Director since December, 2002. Mr. Terzian graduated magna cum laude from the University of Southern California in 1957. Following his USC education, Mr. Terzian served as an international good will ambassador for President Eisenhower and Secretary of State John Foster Dulles; director of public and church relations for the Lutheran Hospital Society of Southern California; civic affairs consultant to the California savings and loan industry; and dean and professor of government and speech at Woodbury University. In 1965, Mr. Terzian joined Charles Luckman Associates, an architectural firm, to handle its public relations throughout the United States and worldwide and began his own public relations firm, Carl Terzian Associates, in 1969. Mr. Terzian currently serves as a director on the board of Transamerica Investors, Inc. and Mercantile National Bank along with various non-profit boards, commissions, advisory groups, and task forces.

PROPOSAL 2

Proposal to Approve Amended and Restated 2003 Incentive Stock Option Plan

General

On December 21, 2004, the Compensation Committee of the Board of Directors approved an amendment and restatement to the 2003 Incentive Stock Option Plan (as amended and restated, the “2003 Plan”) to, among other matters, (i) increase the number of shares of common stock available for issuance under the 2003 Plan from 900,000 shares to 1,150,000 shares, and (ii) permit the grant of restricted stock under the 2003 Plan. The 2003 Plan, as it has been and is proposed to be amended, and a form of restricted stock agreement issuable with respect to restricted stock grants under the 2003 Plan, are attached to the Proxy Statement as Exhibit A. The 2003 Plan is being submitted to our shareholders for approval.

The Compensation Committee approved the 2003 Plan to ensure that a sufficient number of shares of common stock are available for issuance under the 2003 Plan, and to enable the Committee to provide another form of stock-based compensation under the 2003 Plan. At September 30, 2004, 193,000 shares remained available for grants of stock options and restricted stock under the 2003 Plan. The Compensation Committee believes that the ability to grant stock-based compensation, such as stock options and restricted stock, is important to our future success. The grant of stock-based compensation, such as stock options and restricted stock, can motivate high levels of performance and provide an effective means of recognizing employee contributions to our success. In addition, stock-based compensation can be valuable in recruiting and retaining highly qualified technical and other key personnel who are in great demand, as well as rewarding and providing incentives to our current employees. The increase in the number of shares available for grants under the 2003 Plan will enable us to continue to realize the benefits of granting stock-based compensation, and the addition of the ability to grant restricted stock under the 2003 Plan provides the Compensation Committee with greater flexibility in determining the form of stock-based compensation.

At December 13, 2004, the last reported sales price of the common stock on the NASDAQ Small Cap Market was $8.00 per share.

Summary of the 2003 Plan

The principal terms and provisions of the 2003 Plan, as it has been and is proposed to be amended and restated, are summarized below. As a summary, the description below is not a complete description of all of the terms of the 2003 Plan and is qualified in its entirety by reference to the full text of the 2003 Plan, as it has been and is proposed to be amended and restated, which is appended as Exhibit A to this Proxy Statement.

Types of Awards. Both incentive stock options, or ISOs, and nonqualified stock options, or NSOs, may be granted under the 2003 Plan. ISOs receive favorable tax treatment on exercise, and may receive favorable tax treatment on a qualifying disposition of the underlying shares. However, ISOs must comply with certain requirements regarding exercise price, maximum term and post termination exercise period, and must be issued under a shareholder-approved plan. NSOs are not subject to these requirements, nor may they receive this favorable tax treatment upon exercise. Additionally, restricted stock may be granted under the 2003 Plan. Restricted stock permits a recipient to automatically become a holder of our shares of Common Stock, notwithstanding the restrictions that may be attached to the stock.

Number of Shares. Subject to adjustment as described below, as amended, the number of shares that would be available for grant of stock options or restricted stock under the 2003 Plan is 1,150,000.

Administration. The 2003 Plan will be administered by the Compensation Committee of the Board of Directors. The Compensation Committee has the authority to select the eligible participants to whom awards are granted, to determine the types of awards and the number of shares covered and to set the terms, conditions and provisions of such awards, to cancel or suspend awards under certain conditions, and to accelerate the exercisability of awards. The Compensation Committee will be authorized to interpret the 2003 Plan, to establish, amend, and rescind any rules and regulations relating to the 2003 Plan, to determine the terms of agreements entered into with recipients under the 2003 Plan, and to make all other determinations which may be necessary or advisable for the administration of the 2003 Plan.

Eligibility. Options and restricted stock may be granted under the 2003 Plan to officers, directors and employees of us and our subsidiaries as the Compensation Committee from time to time selects. As of September 30, 2004, all officers, directors and key employees would have been eligible to receive awards under the 2003 Plan.

Stock Option Grants. The exercise price per share of Common Stock purchasable under any stock option will be determined by the Compensation Committee, but cannot in any event be less than 100% of the fair market value of the Common Stock on the date the option is granted. The Compensation Committee shall determine the term of each stock option (subject to a maximum of 10 years) and each option will be exercisable pursuant to a vesting schedule determined by the Compensation Committee. The grants and the terms of ISOs shall be restricted to the extent required for qualification as ISOs by the Code. Subject to approval of the Compensation Committee, options may be exercised by payment of the exercise price in cash, shares of Common Stock, which have been held for at least six months, or pursuant to a “cashless exercise” through a broker-dealer under an arrangement approved by us. We may require the grantee to pay to us any applicable withholding taxes that we are required to withhold with respect to the grant or exercise of any award. The withholding tax may be paid in cash or, subject to applicable law, the Compensation Committee may permit the grantee to satisfy such obligations by the withholding or delivery of shares of Common Stock. We may withhold from any shares of Common Stock issuable pursuant to an option or from any cash amounts otherwise due from us to the recipient of the award an amount equal to such taxes.

Restricted Stock Grants. Restricted stock grants are outright grants of shares of our Common Stock, however, such grants contain restrictions on transfer and vesting provisions such that the recipient cannot fully exercise the benefits of stock ownership until the grant, or portions of the grant, become vested. The Compensation Committee shall determine the terms of each restricted stock grant, including the terms of any applicable vesting schedule. Upon vesting, we may require the grantee to pay to us any applicable withholding taxes that we are required to withhold with respect to the grant of any such award. The withholding tax may be paid in cash or, subject to applicable law, the

Compensation Committee may permit the grantee to satisfy such obligations by the withholding or delivery of shares of Common Stock. Additionally, in the event we hold any shares of restricted stock in escrow, we may withhold from any such shares of Common Stock issuable pursuant to the vesting of such restricted stock or from any cash amounts otherwise due from us to the recipient of the award an amount equal to such taxes.

Adjustments. In the event of any change affecting the shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distribution to shareholders other than cash dividends, the Compensation Committee shall make such substitution or adjustment in the aggregate number of shares which may be distributed under the 2003 Plan and in the number and option price as it deems to be appropriate in order to maintain the purpose of the original grant.

Transferability. No option will be assignable or otherwise transferable by the grantee other than by will or the laws of descent and distribution and, during the grantee’s lifetime, an option may be exercised only by the grantee. Restricted stock may not be assigned or otherwise transferred by a recipient thereof at any time, including by will or the laws of descent and distribution.

Termination of Service. If a grantee’s service to us terminates on account of death, disability or retirement, then the grantee’s unexercised options, if exercisable immediately prior to the grantee’s death, disability or retirement, may be exercised in whole or in part, not later than one year after such event. If a grantee’s service to us terminates for cause, then the grantee’s unexercised option terminates effective immediately upon such termination. If a grantee’s service to us terminates for any other reason, then the grantee’s unexercised options, to the extent exercisable immediately prior to such termination, shall remain exercisable, and may be exercised in whole or in part, for a period of three months after such termination of employment. With respect to restricted stock grants, if a grantee’s service to us terminates for any reason, including on account of death, disability or retirement, and including for or without cause, any portion of a restricted stock grant that had not vested at the time of termination will be forfeited, and the grantee will have no right in or to any such portion.

Change of Control and Certain Corporate Transactions. Generally, a “Change of Control” shall be deemed to have occurred when (1) any person or group other than a subsidiary or an employee benefit plan of us or our subsidiary, becomes the owner of at least 80% of the Common Stock or at least 80% of our voting power, (2) individuals who constitute our Board of Directors as of the effective date of the 2003 Plan, cease to constitute at least 75% of the members of the Board of Directors, (3) our shareholders approve a merger, reorganization, consolidation or similar transaction as a result of which the owners of our Common Stock and voting securities before the transaction are not expected to own more than 80% of the Common Stock and voting securities after the transaction in substantially the same proportions, or (4) our shareholders approve a plan of liquidation or an agreement to sell or dispose of all or substantially all of our assets.

If a Change of Control occurs, all outstanding options will become fully vested and exercisable, and the Compensation Committee will determine, in its sole discretion, whether to accelerate any unvested portion of any restricted stock grant. Additionally, if a Change of Control occurs, any agreement between us and any other party to the Change of Control may provide for (1) the continuation of any outstanding awards, (2) the assumption of the 2003 Plan or any awards by the surviving corporation or any of its affiliates, (3) cancellation of awards and substitution of other awards with substantially the same terms or economic value as the cancelled awards, (4) cancellation of any vested portion of awards after payment to grantees of an amount determined by the Compensation Committee, (5) cancellation of any unvested portion of awards without payment to grantees, or (6) with respect to stock options, cancellation of option awards without payment to any grantees if the option price is greater than the fair market value of the shares as of the date estimated by the Board of Directors to be no more than 90 days before the date of the Change of Control.

Loans and Guarantees. Subject to applicable law, the Compensation Committee has sole discretion to allow a grantee to defer payment to us of all or part of the option price or to cause us to loan or guarantee a third-party loan, to the grantee for all or part of the option price or all or part of the taxes resulting from the exercise of an award.

Amendment and Termination. The Board of Directors may amend the 2003 Plan in any and all respects without shareholder approval, except as such shareholder approval may be required pursuant to the listing requirements of any national market system or securities exchange on which our equity securities are listed, and except that shareholder approval shall be required to increase the total number of shares reserved for purposes of the 2003 Plan or to change the employees or class of employees eligible to participate in the 2003 Plan.

Unless sooner terminated by the Board of Directors, the 2003 Plan will terminate on July 1, 2012.

Tax Aspects of the 2003 Plan

Federal Income Tax Consequences. The following discussion summarizes the material federal income tax consequences to us and the participants in connection with the 2003 Plan under existing applicable provisions of the Internal Revenue Code (the “Code”) and the regulations adopted pursuant to such code. The discussion is general in nature and does not address issues relating to the income tax circumstances of any specific individual employee or holder. The discussion is subject to possible future changes in the law. The discussion does not address the consequences of state, local or foreign tax laws.

Nonqualified Stock Options. A recipient will not have any taxable income at the time an NSO is granted nor will we be entitled to a deduction at that time. When an NSO is exercised, the grantee will have taxable ordinary income (whether the option price is paid in cash or by surrender of already owned shares of Common Stock), and we will be entitled to a tax deduction, in an amount equal to the excess of the fair market value of the shares to which the option exercise pertains over the option exercise price.

Incentive Stock Options. A grantee will not have any taxable income at the time an ISO is granted. Furthermore, a grantee will not have income taxable for federal income tax purposes at the time the ISO is exercised. However, the excess of the fair market value of the shares at the time of exercise over the exercise price will be a tax preference item in the year of exercise that could create an alternative minimum tax liability for the year of exercise. If a grantee disposes of the shares acquired on exercise of an ISO after the later of two years after the grant of the ISO and one year after exercise of the ISO, the gain (i.e., the excess of the proceeds received over the option price), if any, will be long-term capital gain eligible for favorable tax rates under the Code. If the grantee disposes of the shares within two years of the grant of the ISO or within one year of exercise of the ISO, the disposition is a “disqualifying disposition,” and the grantee will have taxable ordinary income in the year of the disqualifying disposition equal to the lesser of (a) the difference between the fair market value of the shares and the exercise price of the shares at the time of option exercise, or (b) the difference between the sales price of the shares and the exercise price of the shares. Any gain realized from the time of option exercise to the time of the disqualifying disposition would be long-term or short-term capital gain, depending on whether the shares were sold more than one year or up to and through one year respectively, after the ISO was exercised.

We are not entitled to a deduction as a result of the grant or exercise of an ISO. If the grantee has ordinary income taxable as compensation as a result of a disqualifying disposition, we will then be entitled to a deduction in the same amount as the grantee recognizes ordinary income.

Generally, Section 162(m) of the Code does not allow a tax deduction to be taken by a public company for certain compensation to the chief executive officer and the four highest compensated employees that exceeds $1,000,000 for each such employee in a taxable year. Section 162(m) of the Code provides an exception to this compensation deduction limitation in the case of certain performance-based compensation. The 2003 Plan and the grants of awards thereunder are intended to meet this performance-based compensation exception.

Restricted Stock Grants. A recipient of a restricted stock grant will not have any taxable income at the time the restricted stock grant is delivered. Restricted stock grants would be considered an expense item on the Company’s financial statements and to be treated as a taxable transaction to the grantee. A restricted stock grant is taxable in the year it vests, and the recipient will recognize taxable ordinary income at such time with respect to the vested portion. Taxes are based on the market value of the shares when they vest, not the value at the time of grant. A recipient has an alternative to recognizing taxable income at the time of vesting of a restricted stock grant. Under Section 83(b) of the Code, a recipient of a restricted stock grant may file an election with the Internal Revenue Service which requires the recipient to pay income tax based on the value of the restricted stock grant at the time of grant (payable within thirty days of receiving the grant). By electing to pay at the time of grant, the recipient will only be required to pay taxes at the time they sell the shares to the extent the value of the shares sold exceeds the value at the time of grant, and even then, the future gain would be taxed at the lower capital gains rate. However, the election involves significant risk in the event the recipient ceases to provide services to us prior to the vesting of the entire grant, or if the value of our shares declines below the value at the time of grant. This results because the IRS does not provide any refund on overpayment relating to the election under Section 83(b).

Awards Under the 2003 Plan

Awards under the 2003 Plan are made by the Compensation Committee. The Compensation Committee does not currently anticipate granting additional stock options or restricted stock grants that would be included in the additional shares covered by the amendment and restatement of the 2003 Plan.

Equity Compensation Plan Information

The following table sets forth information concerning our equity compensation plans as of September 30, 2004.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders(1)	1,133,925	$4.86	193,000
Total	1,133,925	$4.86	193,000

(1)	Plan represents the Officers and Key Employees Incentive Stock Option Plan, which expired in May 2002, and our 2003 Incentive Stock Option Plan.

Information regarding the Officers and Key Employees Incentive Stock Option Plan is provided above in this Proxy Statement under the heading “Stock Option Plans,” and is incorporated herein by this reference. Information regarding the 2003 Incentive Stock Option Plan, as proposed to be amended and restated, is provided above in this Proxy Statement under the heading “Proposal 2,” and is incorporated herein by this reference.

PROPOSAL 3

Proposal To Ratify And Approve The Selection Of Auditors

The Audit Committee of the Board of Directors has appointed PricewaterhouseCoopers LLP, independent certified public accountants (“PricewaterhouseCoopers”), as our auditors for the current fiscal year. PricewaterhouseCoopers has audited our financial statements since 1984, and has no other relationship with or interest in us. A representative of PricewaterhouseCoopers is expected to attend the meeting and will have the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.

Fees Billed to Us by PricewaterhouseCoopers LLP for Fiscal Year 2004

Audit Fees

PricewaterhouseCoopers billed us an aggregate of approximately $135,000 and $113,000 in fees for professional services rendered for the audit of our annual financial statements for the fiscal years ended September 30, 2004 and September 30, 2003, respectively, and the reviews of the financial statements included in our Form 10-Q’s for fiscal 2004 and 2003.

Audit-Related Fees

PricewaterhouseCoopers billed us an aggregate of approximately $50,000 and $7,000 in fees for assurance and related services related to the audit of our annual financial statements for the fiscal years ended September 30, 2004 and September 30, 2003, respectively.

The Audit Committee has considered and concluded that the provision of the above services other than audit services is compatible with maintaining PricewaterhouseCoopers’ independence.

Our Audit Committee is directly responsible for interviewing and retaining our independent accountant, considering the accounting firm’s independence and effectiveness, and pre-approving the engagement fees and other compensation to be paid to, and the services to be conducted by, the independent accountant. The Audit Committee does not delegate these responsibilities. During each of the fiscal years ended September 30, 2003 and 2004, respectively, our Audit Committee pre-approved 100% of the services described above.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE ABOVE PROPOSALS.

UNLESS A CONTRARY CHOICE IS SPECIFIED, PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR RATIFICATION AND APPROVAL OF THE ABOVE PROPOSALS.

SHAREHOLDER PROPOSALS AND OTHER MATTERS

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, promulgated by the Securities and Exchange Commission, any shareholder of record desiring to have an appropriate proposal for action presented at next year’s Annual Meeting of Shareholders, now scheduled for February 2006, who wishes to have it set forth in the Proxy Statement and form of Proxy for that Annual Meeting, must notify us and submit the proposal in writing for receipt at our executive offices as noted above not later than September 8, 2005. In order for proposals by stockholders not submitted in accordance with Rule 14a-8 to have been timely within the meaning of Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended, that proposal must have been submitted so that it is received no later than November 24, 2005. In addition, in the event a stockholder proposal is not received by us by November 22, 2005, the Proxy to be solicited by the Board of Directors for the next Annual Meeting will confer discretionary authority on the holders of the Proxy to vote the shares represented by the proxy if the proposal is presented at the next Annual Meeting without any discussion of the proposal in the Proxy Statement for such meeting.

In addition to the above procedure, additional information regarding shareholder communications with our Board of Directors can be found at our website at www.echo-inc.com

A copy of our Annual Report to the Securities and Exchange Commission on Form 10-K may be obtained without charge by any beneficial owner of our Common Stock upon written request addressed to Donna Rehman, Corporate Secretary, 730 Paseo Camarillo, Camarillo, CA 93010 or Email: drehman@echo-inc.com.

By order of the Board of Directors,

DONNA L. REHMAN
Corporate Secretary

Dated: January 12, 2005

EXHIBIT A

The following is a copy of our Amended and Restated 2003 Incentive Stock Option Plan.

ELECTRONIC CLEARING HOUSE, INC.
AMENDED AND RESTATED
2003 INCENTIVE STOCK OPTION PLAN

ELECTRONIC CLEARING HOUSE, INC.
AMENDED AND RESTATED
2003 INCENTIVE STOCK OPTION PLAN
AS AMENDED AND RESTATED EFFECTIVE DECEMBER 21, 2004

ARTICLE 1.   ESTABLISHMENT, OBJECTIVES AND DURATION

1.1   Establishment of the Plan. Electronic Clearing House, Inc., a Nevada corporation (the “Company”), established a stock incentive plan known as the Electronic Clearing House, Inc. 2003 Incentive Stock Option Plan (the “Prior Plan”) effective July 1, 2002 which was duly adopted by the Board of Directors of the Company (the “Board”) on July 25, 2002, subject to the approval of the holders of a majority of the shares of Common Stock (as defined below) present or represented and entitled to vote at the Company’s 2003 annual meeting of stockholders. The Prior Plan was approved by the stockholders of the Company on February 3, 2003. The Company desires to amend and restate the Prior Plan on the terms of this Electronic Clearing House, Inc. Amended and Restated 2003 Incentive Stock Option Plan (the “Plan”) to be effective December 21, 2004 (the “Effective Date”). The Plan was duly adopted by the Compensation Committee of the Board, and by the Board on December 21, 2004, subject to the approval of the holders of a majority of the shares of Common Stock (as defined below) present or represented and entitled to vote at the Company’s 2005 annual meeting of stockholders, which shall be held within twelve (12) months of the Effective Date. This Plan amends, restates and supersedes in its entirety the Prior Plan. All Awards issued and outstanding under the Prior Plan shall be deemed issued and outstanding under this Plan.

1.2   Objectives of the Plan. The Plan is intended to allow employees and directors of the Company and its Subsidiaries (as defined below) to acquire or increase equity ownership in the Company, thereby strengthening their commitment to the success of the Company and its Subsidiaries and stimulating their efforts on behalf of the Company and its Subsidiaries, and to assist the Company and its Subsidiaries in attracting and retaining employees and directors.

1.3   Duration of the Plan. The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Article 10 hereof, until all Shares subject to it shall have been purchased or issued according to the Plan’s provisions; provided, however, that in no event may any Award be granted under the Plan more than 10 years from the Effective Date, or if earlier, 10 years from the date the Plan is approved by the Company’s stockholders.

ARTICLE 2.   DEFINITIONS

Whenever used in the Plan, the following terms shall have the meanings set forth below:

2.1	“Award” means an option grant or Restricted Stock Grant under the Plan.

2.2	“Award Agreement” means a written agreement by which an Award is evidenced.

2.3	“Board” has the meaning set forth in Section 1.1.

     2.4   “Cause” means, unless otherwise defined in an Award Agreement, a Grantee’s:

a.	commission of a felony or other crime involving fraud, dishonesty or moral turpitude;

b.	misconduct in the performance of his or her duties or responsibilities (including, but not limited to, violation of Company policies, workplace rules and standards of conduct) that results in material harm to the Company;

c.	repeated neglect or failure in the performance of his or her duties that results in material harm to the Company;

d.	breach of a term of the Award Agreement or any other agreement with the Company or a Subsidiary that results in material harm to the Company; or

e.	misappropriation or attempted misappropriation of assets of the Company or a Subsidiary.

A Grantee who agrees to resign his affiliation with the Company or a Subsidiary in lieu of being terminated for Cause, at the discretion of the Committee, may be deemed to have been terminated for Cause for purposes of this Plan.

     2.5   “Change of Control” means, unless otherwise defined in an Award Agreement, any of the following events:

a.	Any person (as such term is used in Rule 13 d-5 under the Exchange Act or group (as such term is defined in Sections 3(a)(9) and 13(d)(3) of the Exchange Act), other than a Subsidiary or any employee benefit plan (or any related trust) of the Company or a Subsidiary, becomes the beneficial owner of 80% or more of the Common Stock or of 80% or more of the combined voting power of all Voting Securities of the Company;

b.	individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least 75% of the members of the Board; provided that any individual who becomes a director after the Effective Date whose election by the Company was approved by at least 75% of the members of the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened “election contest” relating to the election of the directors of the Company (as such terms are used in Rule 14a11 under the Exchange Act), “tender offer” (as such term is used in Section 14(d) of the Exchange Act) or a proposed Merger (as defined below)) shall be deemed to be members of the Incumbent Board; or

c.	approval by the stockholders of the Company of either of the following:

(i)

a merger, reorganization, consolidation or similar transaction (any of the foregoing, a “Merger”) as a result of which the individuals and entities who were the respective beneficial owners of the outstanding Common Stock and Voting Securities of the Company immediately before such Merger are not expected to beneficially own, immediately after such Merger, directly or indirectly, more than 80% of, respectively, the Common Stock and the combined voting power of the Voting Securities of the corporation resulting from such Merger in substantially the same proportions as immediately before such Merger, or

(ii)	a plan of liquidation of the Company or a plan or agreement for the sale or other disposition of all or substantially all of the assets of the Company.

2.6   “Code” means the Internal Revenue Code of 1986, as amended from time to time, and regulations and rulings thereunder. References to a particular section of the Code include references to successor provisions of the Code or any successor statute.

2.7   “Committee” has the meaning set forth in Article 3.

2.8   “Common Stock” means the common stock, $.01 par value, of the Company.

2.9   “Company” has the meaning set forth in Section 1.1

2.10   “Disability” means, unless otherwise defined in an Award Agreement, for purposes of the exercise of an ISO, a permanent and total disability, within the meaning of Code Section 22(e)(3), and for all other purposes a physical or mental condition which, with or without reasonable accommodations, in the judgment of the Committee based on such evidence as it deems appropriate, renders a Grantee unable to perform his or her principal work responsibilities or tasks which condition is expected to be permanent or for an indefinite period.

2.11   “Disqualifying Disposition” has the meaning set forth in Section 6.4.

2.12   “Effective Date” has the meaning set forth in Section 1.1.

2.13   “Eligible Person” means any director or employee (including any officer) of the Company or any Subsidiary.

2.14   “Exchange Act” means the Securities Exchange Act of 1934, as amended. References to a particular section of the Exchange Act include references to successor provisions.

2.15   “Fair Market Value” means, as of any date, the value of a share of Common Stock determined as follows: (i) if the Common Stock is listed on any established stock exchange or a national market system, including, without limitation, The Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or (ii) in the event that there shall be no public market for the Common Stock, its Fair Market Value shall be determined in good faith by the Committee.

2.16   “Grant Date” has the meaning set forth in Section 5.2.

2.17   “Grantee” means an individual who has been granted an Award.

2.18   “Incentive Stock Option” or “ISO” means an Option intended to qualify as an incentive stock option within the meaning of Code Section 422.

2.19   “Option” means an option granted under Article 6 of the Plan.

2.20   “Option Price” means the price at which a Share may be purchased by a Grantee pursuant to an Option.

2.21   “Option Term” means the period beginning on the Grant Date of an Option and ending on the expiration date of such Option, as specified in the Award Agreement for such Option and as may, consistent with the provisions of the Plan, be extended from time to time by the Committee prior to the expiration date of such Option then in effect; provided that the Option Term for an ISO shall not exceed 10 years.

2.22   “Plan” has the meaning set forth in Section 1.1.

2.23   “Required Withholding” has the meaning set forth in Article 12.

2.24   “Restricted Stock” means Shares of Common Sock acquired pursuant to a Restricted Stock Grant in accordance with the provisions of Article 7, and having the restrictions set forth in an applicable Award Agreement.

2.25   “Restricted Stock Grant” a grant of Restricted Stock pursuant to an Award Agreement in accordance with the provisions of Article 7.

2.26   “SEC” means the United States Securities and Exchange Commission, or any successor thereto.

2.27   “Share” means a share of Common Stock, including any share of Restricted Stock granted pursuant to a Restricted Stock Grant, as applicable.

2.28   “Subsidiary” means, for purposes of grants of Incentive Stock Options, a corporation as defined in Section 424(f) of the Code (with the Company being treated as the employer corporation for purposes of this definition and for all other purposes), and for all other purposes, (a) any corporation of which more than 50% of the Voting Securities are at the time, directly or indirectly, owned by the Company, (b) any partnership or limited liability company in which the Company has a direct or indirect interest (whether in the form of voting power or participation in profits or capital contribution) of more than 50%, and (c) any other entity designated by the Committee in which the Company has a direct or indirect interest.

2.29   “Substitute Award” has the meaning set forth in Section 10.2.

2.30   “10% Owner” means a person who owns capital stock (including stock treated as owned under Code Section 424(d)) possessing more than 10% of the total combined voting power of all classes of capital stock of the Company or any Subsidiary.

2.31   “Termination of Employment” occurs on the first day on which an individual is for any reason no longer employed by the Company or any Subsidiary in the capacity of an employee or with respect to an individual who is an employee of an entity which is a Subsidiary, the first day on which such entity ceases to be a Subsidiary, or with respect to a director of the Company or Subsidiary who is not an employee, the first day the person ceases to be a director of the Company or Subsidiary.

2.32   “Voting Securities” of a corporation means securities of such corporation that are entitled to vote generally in the election of directors, but not including any other class of securities of such corporation that may have voting power by reason of the occurrence of a contingency.

ARTICLE 3.  ADMINISTRATION

3.1   Committee. The Plan shall be administered by the Board, or a committee of the Board appointed by the Board to administer the Plan (the “Committee”). The number of members of the Committee shall from time to time be increased or decreased, and shall be subject to such conditions, in each case, to permit transactions in Shares pursuant to the Plan to satisfy conditions of such applicable laws and regulations as the Board deems appropriate. Any references herein to “Committee” are references to the Board or the Committee, as applicable.

3.2   Powers of Committee. Subject to the express provisions of the Plan, the Committee has full and final authority and sole discretion as follows:

a.	to determine when, to whom and in what types and amounts Awards should be granted, and the terms and conditions applicable to each Award, including, without limitation, the vesting period, Option Price and the Option Term;

b.	to construe and interpret the Plan and to make all determinations (including determining Fair Market Value) necessary or advisable for the administration of the Plan;

c.	to make, amend, and rescind rules relating to the Plan, including rules with respect to the exercisability of Awards upon the Termination of Employment of a Grantee;

d.	to determine the terms and conditions of all Award Agreements (which need not be identical), approve forms of Award Agreements for use under the Plan, and, with the consent of the Grantee, to amend any such Award Agreement at any time; provided that the consent of the Grantee shall not be required for any amendment which (i) does not materially adversely affect the rights of the Grantee, or (ii) is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any new, or change in existing, applicable law or accounting rules;

e.	to accelerate the exercisability of any Award or any group of Awards for any reason and at any time, including in connection with a Termination of Employment;

f.	subject to Sections 1.3, 5.3 and 6.4, to extend the time during which any Award or group of Awards may be exercised, as applicable;

g.	to make such adjustments or modifications to Awards to Grantees who are working outside the United States or to create and administer sub-plans as the Committee deems advisable to fulfill the purposes of the Plan or to comply with applicable local law;

h.	to cancel, with the consent of the Grantee, outstanding Awards and grant new Awards in substitution therefor;

i.	to delegate to officers, employees or independent contractors of the Company matters involving the routine administration of the Plan and which are not specifically required by any provision of this Plan to be performed by the Committee;

j.	to impose such additional terms and conditions upon the grant, exercise or retention of Awards as the Committee may, before or concurrently with the grant thereof, deem appropriate, including limiting the percentage of Awards which may from time to time be exercised by a Grantee;

k.	to correct any defect, omission or inconsistency in the Plan, grant, or Award Agreement in any manner and to the extent it shall deem necessary or expedient; and

l.	to take any other action with respect to any matters relating to the Plan for which it is responsible.

All determinations on any matter relating to the Plan or any Award Agreement may be made in the sole and absolute discretion of the Committee, and all such determinations of the Committee shall be final, conclusive and binding. No member of the Committee shall be liable for any action or determination made with respect to the Plan or any Award.

ARTICLE 4.   SHARES SUBJECT TO THE PLAN

4.1   Number of Shares Available. Subject to adjustment as provided in Section 4.2, the number of Shares hereby reserved for delivery under the Plan is 1,150,000; provided, that if an Award expires or otherwise becomes unexercisable without having been exercised in full, or is otherwise forfeited in accordance with terms hereof or any Award Agreement, the unexercised and/or forefeited Shares subject thereto shall become available for future grant under the Plan. The Committee may from time to time determine the appropriate methodology for calculating the number of Shares issued pursuant to the Plan. The number of Shares for which Options may be granted to any Grantee in any calendar year shall not exceed 100,000.

4.2   Adjustments in Authorized Shares. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, scheme of arrangement, split-up, spin-off or combination involving the Company or repurchase or exchange of Shares or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event that occurs at any time after the Effective Date affects the Shares such that any adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, proportionately adjust any or all of (i) the number and type of Shares (or other securities or property of the Company) with respect to which Awards may be granted, (ii) the number and type of Shares (or other securities or property of the Company) subject to outstanding Awards, and (iii) the Option Price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award or the substitution of other property for Shares subject to an outstanding Award; provided, in each case that with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such adjustment would cause the Plan to violate Section 422(b)(1) of the Code or any successor provision thereto unless Grantee agrees to such adjustment in writing; and provided, further, that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

ARTICLE 5.   ELIGIBILITY AND GENERAL CONDITIONS OF AWARDS

5.1   Eligibility. The Committee may grant Awards to any Eligible Person, whether or not he or she has previously received an Award.

5.2   Grant Date. The Grant Date of an Award shall be the date on which the Committee grants the Award or such later date as specified by the Committee in the Award Agreement.

5.3   Maximum Term. Unless otherwise provided in the Award Agreement or specifically extended by the Committee, the Option Term or other period during which an Award may be outstanding shall not extend more than 10 years after the Grant Date, and shall be subject to earlier termination as herein specified.

5.4   Award Agreement. To the extent not set forth in the Plan, the terms and conditions of each Award (which need not be the same for each grant or for each Grantee) shall be set forth in an Award Agreement.

5.5   Restrictions on Share Transferability. The Committee may include in the Award Agreement such restrictions on any Shares acquired pursuant to the exercise of an Award as it may deem advisable, including restrictions under applicable federal securities laws.

5.6   Termination of Employment; Right to Exercise Option or ISO. Except as otherwise provided in an Award Agreement and subject to the provisions of Section 10.1, the extent to which the Grantee shall have the right to exercise an Option or ISO following Termination of Employment shall be determined in accordance with the following provisions of this Section 5.6.

a.	On Account of Death, Disability or Retirement. If a Grantee has a Termination of Employment on account of death, Disability or upon attaining normal retirement age (as defined by Company plans or policies then in effect or if no such applicable plan or policy, then age 65), any unexercised Option to the extent exercisable immediately prior to the Grantee’s death, Disability or retirement, shall remain exercisable and may be exercised, in whole or in part, not later than one (1) year after such Termination of Employment (but in either case only during the Option Term) by the Grantee or, after his or her death, by (A) his or her personal representative or the person to whom the Option or ISO, as applicable, is transferred by will or the applicable laws of descent and distribution, or (B) the Grantee’s beneficiary designated in accordance with Article 7.

b.	For Cause. If a Grantee has a Termination of Employment for Cause, any unexercised Option or ISO shall terminate effective immediately upon such Termination of Employment.

c.	Termination For Any Other Reason. If a Grantee has a Termination of Employment for any reason other than those listed in (a) and (b) above, then any unexercised Option or ISO, to the extent exercisable immediately before such Termination of Employment, shall remain exercisable and may be exercised in whole or in part for three (3) months after such Termination of Employment (but only during the Option Term) by the Grantee or, after Grantee’s death, by (A) Grantee’s personal representative or the person to whom the Option or ISO, as applicable, is transferred by will or the applicable laws of descent and distribution, or (B) the Grantee’s beneficiary designated in accordance with Article 7.

5.7   Termination of Employment; Right to Restricted Stock. In the event that any Termination of Employment occurs with respect to a Grantee of a Restricted Stock Grant, for any or no reason (including death or Disability, or for or without Cause), before all of the Restricted Stock granted thereunder are vested (i.e., cease to be Restricted Stock), such Grantee shall, upon the date of such termination forfeit that number of Restricted Stock which are then unvested. Upon such forfeiture, the Company shall become the legal and beneficial owner of the Restricted Stock being forfeited and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Restricted Stock being forfeited by such Grantee.

5.8   Nontransferability of Awards.

a.	Each Award shall be exercisable only by the Grantee during the Grantee’s lifetime, or, if permissible under applicable law, by the Grantee’s guardian or legal representative.

b.	No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Grantee otherwise than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Subsidiary; provided, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

5.9   Cancellation and Rescission of Awards. Unless the Award Agreement specifies otherwise, the Committee may cancel, rescind, suspend, withhold, cause the forefeiture of, or otherwise limit or restrict any unexercised or unvested Award at any time if (i) the Grantee is not in compliance with the provisions of Sections 1, 2, 4, 6 and 7 of any Option or ISO Award Agreement, Sections 2, 3, 4, 8 and 9 of any Restricted Sotck Grant Award Agreement, and/or Sections 5.6(a)-(c), 5.8(a)-(b) of Article 5, Section 6.6 of Article 6, Article 8, Article 12, and Sections 13.4, 13.5(a)-(c) and 13.6 of Article 13 of the Plan, (ii) the Grantee of an Option or ISO has a Termination of Employment for Cause, or (iii) the Grantee of a Restricted Stock Grant has a Termination of Employment for any or no reason.

5.10   Loans and Guarantees. The Committee may at its sole discretion, subject to applicable law, (i) allow a Grantee to defer payment to the Company of all or any portion of the Option Price of an Option, or (ii) cause the Company to loan to the Grantee, or guarantee a loan from a third party to the Grantee for, all or any portion of the Option Price of an Option or all or any portion of any taxes associated with the exercise of an Award. Any such payment deferral, loan or guarantee by the Company shall be on such terms and conditions as the Committee may determine.

ARTICLE 6.   STOCK OPTIONS

6.1   Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to any Eligible Person in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee. Without limiting the generality of the foregoing, the Committee may grant to any Eligible Person, or permit any Eligible Person to elect to receive, an Option in lieu of or in substitution for any other compensation (whether payable currently or on a deferred basis, and whether payable under this Plan or otherwise) which such Eligible Person may be eligible to receive from the Company or a Subsidiary, which Option may have a value (as determined by the Committee under Black-Scholes or any other option valuation method) that is equal to or greater than the amount of such other compensation.

6.2   Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the Option Term, the number of shares to which the Option pertains, the time or times at which such Option shall be exercisable and such other terms and conditions as the Committee shall determine.

6.3   Option Price. The Option Price of each Share subject to an Option under this Plan shall not be less than 100% of the Fair Market Value of a Share on its Grant Date and shall be determined by the Committee and set forth in the Award Agreement.

6.4   Grant of Incentive Stock Options. At the time of the grant of any Option, the Committee may designate that such Option shall be an “incentive stock option” under the requirements of Section 422 of the Code. Any Option designated as an Incentive Stock Option or ISO shall, to the extent required by Section 422 of the Code:

a.	have an Option Price of each Share subject to the Option of not less than 100% of the Fair Market Value of a Share on its Grant Date or, if granted to a 10% Owner, have an Option Price not less than 110% of the Fair Market Value of a Share on its Grant Date;

b.	be exercisable for a period of not more than 10 years (five years in the case of an Incentive Stock Option granted to a 10% Owner) from its Grant Date, and be subject to earlier termination as provided herein or in the applicable Award Agreement;

c.	not have an aggregate Fair Market Value (as of the Grant Date of each Incentive Stock Option) of the Shares with respect to which Incentive Stock Options (whether granted under the Plan or any other stock option plan of the Grantee’s employer or any parent or Subsidiary thereof (“Other Plans”)) are exercisable for the first time by such Grantee during any calendar year, determined in accordance with the provisions of Section 422 of the Code, which exceeds $100,000 (the “$100,000 Limit”) and to the extent any Grant is in excess of such $100,000 Limit, a portion of such Grant equal to the $100,000 Limit shall be designated as an ISO and the remainder shall, notwithstanding its prior designation as an ISO, be regarded as an Option that is not an ISO;

d.	be granted within 10 years from the earlier of the date the Plan is adopted or the date the Plan is approved by the stockholders of the Company; and

e.	by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee’s lifetime, only by the Grantee; provided, however, that the Grantee may, in any manner permitted by the Plan and specified by the Committee, designate in writing a beneficiary to exercise his or her Incentive Stock Option after the Grantee’s death.

Any Option designated as an Incentive Stock Option shall also require the Grantee to notify the Committee of any disposition of any Shares issued pursuant to the exercise of the Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions) (any such circumstance, a “Disqualifying Disposition”), within 10 days of such Disqualifying Disposition.

Notwithstanding the foregoing and Section 3.2, the Committee may, without the consent of the Grantee, at any time before the exercise of an Option (whether or not an Incentive Stock Option), take any action necessary to prevent such Option from being treated as an Incentive Stock Option.

6.5   Restrictions on Share Transferability. The Committee may impose such forfeiture conditions, rights of first refusal, rights of repurchase and other restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable.

6.6   Payment. Options granted under this Article 6 shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of whole Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares made by any one or more of the following means subject to approval by the Committee:

a.	in cash, by personal check or wire transfer; or

b.	in Shares which have been held by the Grantee for at least six months valued at their Fair Market Value on the date of exercise; or

c.	subject to applicable law, pursuant to procedures previously approved by the Company, through the sale of Shares acquired on exercise of the Option, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by Grantee by reason of such exercise.

ARTICLE 7.   RESTRICTED STOCK GRANTS

7.1   Restricted Stock Grants shall be subject to the terms, conditions, and restrictions determined by the Committee at the time the Restricted Stock is awarded pursuant to an applicable Award Agreement. The Committee may require the recipient to sign an Award Agreement as a condition of the Restricted Stock Grant, but may not require the recipient to pay any money consideration (other than any applicable tax withholding amount). The Award Agreement may contain such terms, conditions, representations and warranties as the Committee may require. The certificates representing the shares of Restricted Stock awarded shall bear such legends as shall be determined by the Committee.

ARTICLE 8.   BENEFICIARY DESIGNATION

Each Grantee under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any Option under the Plan is to be transferred in case of his or her death before he or she exercises the Option. Each such designation shall revoke all prior designations by the same Grantee, shall be in a form prescribed by the Company, and will be effective only when filed by the Grantee in writing with the Company during the Grantee’s lifetime. In the absence of any such designation, Options remaining outstanding at the Grantee’s death shall be transferred to the Grantee’s estate.

ARTICLE  9.   RIGHTS OF EMPLOYEES

9.1   No Right to Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Grantee’s employment or directorship at any time, nor confer upon any Grantee the right to continue in the employ or as a director of the Company.

9.2   No Right to Participation. No employee or director shall have the right to be selected to receive an Award, or, having been so to be selected to receive a future Award.

ARTICLE 10.   CHANGE OF CONTROL AND CERTAIN CORPORATE TRANSACTIONS

10.1   Change-of Control. Except as otherwise provided in the Award Agreement, if a Change of Control occurs, then outstanding Awards shall be subject to the terms of the agreement, if any, between the Company and any other party to the Change of Control concerning such Change of Control. Such agreement, without the consent of any Grantee, may provide for (a) the continuation of such outstanding Awards by the Company (if the Company is the surviving corporation of a Change of Control); (b) the assumption of the Plan and/or such Awards by the surviving corporation of a Change of Control or its parent or other affiliate; (c) the cancellation of such Awards and the substitution thereof by the surviving corporation of the Change of Control with substantially the same terms and conditions or economic value as the cancelled Awards; (d) the cancellation of any vested portion of such Awards after payment to the Grantee of an amount determined in the discretion of the Committee; (e) the cancellation of any unvested portion of such Awards without payment to the Grantee; or (f) with respect to Options or ISOs, the cancellation of such Award without payment of any consideration with respect to any portion of an Option if the Option Price for each Share is greater than the Fair Market Value of a Share as of a date estimated by the Board to be no more than 90 days prior to the date of the Change of Control.

10.2   Substituting Awards in Certain Corporate Transactions. In connection with the Company’s acquisition, however effected, of another corporation or entity (the “Acquired Entity”) or the assets or business thereof, the Committee may, at its discretion, grant Awards (“Substitute Awards”) associated with the stock or other equity interest in such Acquired Entity (“Acquired Entity Award”) held by such Grantee immediately prior to such Acquisition in order to preserve for Grantee the economic value of all or a portion of such Acquired Entity Award at such price as the Committee determines necessary to achieve preservation of economic value.

10.3   Vesting. Upon a Change of Control, all outstanding Options shall become fully vested and exercisable, and the Committee shall determine, in its sole discretion, whether to accelerate any unvested portion of any Restricted Stock Grant.

ARTICLE 11.   AMENDMENT, MODIFICATION, AND TERMINATION

11.1   Amendment, Modification, and Termination. Subject to the terms of the Plan, the Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part without the approval of the Company’s stockholders; provided, that the stockholder approval shall be obtained if the Board determines such approval is necessary to preserve ISO status or to comply with any other applicable laws or regulations.

11.2   Adjustments Upon Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of Awards in recognition of unusual or nonrecurring events (including the events described in Section 4.2) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

11.3   Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary, no termination, amendment or modification of the Plan shall adversely affect in any material way any individual Award previously granted under the Plan, without the written consent of the Grantee of such Award, provided, however, any termination, amendment or modification of the Plan having a similar affect on all Awards outstanding (i.e., not affecting any one Award different from any other outstanding Awards) shall not be deemed to adversely affect in any material way any individual Award.

ARTICLE 12.   WITHHOLDING

12.1   Mandatory Tax Withholding.

a.	Whenever under the Plan, Shares are to be delivered upon exercise or vesting of an Award, as applicable, the Company shall be entitled to require (i) that the Grantee remit an amount in cash, sufficient to satisfy all federal, state, local and foreign tax withholding requirements related thereto (“Required Withholding”), (ii) the withholding of such Required Withholding from compensation otherwise due to the Grantee or from any Shares due to the Grantee under the Plan, or (iii) any combination of the foregoing.

b.	Any Grantee who makes a Disqualifying Disposition shall remit to the Company an amount sufficient to satisfy all resulting Required Withholding; provided that, in lieu of or in addition to the foregoing, the Company shall have the right to withhold such Required Withholding from compensation otherwise due to the Grantee or from any Shares due to the Grantee under the Plan.

ARTICLE 13.   ADDITIONAL PROVISIONS

13.1   Successors. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise of all or substantially all of the business or assets of the Company.

13.2   Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

13.3   Severability. If any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan. Any section or part of a section of the Plan so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such section or part of a section to the fullest extent possible while remaining lawful and valid.

13.4   Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or stock exchanges as may be required or as the Committee may deem desirable. Notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise any Award, and the Company shall not be obligated to deliver any Shares if such exercise or delivery would constitute a violation by the Grantee or the Company of any applicable law or regulation.

13.5   Securities Law Compliance.

a.	If the Committee deems it necessary to comply with any applicable securities law, or the requirements of any stock exchange upon which Shares may be listed, the Committee may impose any restriction on Shares acquired pursuant to Awards under the Plan as it may deem advisable. All certificates for Shares delivered under the Plan pursuant to the exercise of any Award shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange upon which Shares are then listed, any applicable securities law, and the Committee may cause a legend or legends to be placed on any such certificates to refer to such restrictions. If so requested by the Company, the Grantee shall represent to the Company in writing that he or she will not sell or offer to sell any Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1933 or unless he or she shall have furnished to the Company evidence satisfactory to the Company that such registration is not required.

b.	If the Committee determines that the exercise of any Award would violate any applicable provision of securities laws or the listing requirements of any stock exchange upon which any of the Company’s equity securities are then listed, then the Committee may postpone any such exercise or delivery, as applicable, but the Company shall use all reasonable efforts to cause such exercise or delivery to comply with all such provisions at the earliest practicable date.

c.	As a condition to the exercise of an Option, the Committee may require the Grantee to represent and warrant that the Shares are being acquired only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is preferable.

13.6   No Rights as a Stockholder. A Grantee of an Option or ISO shall not have any rights as a stockholder with respect to the Shares which may be deliverable upon exercise of such Option or ISO Award until such shares have been delivered to him or her. At the time that such Grantee shall be delivered Shares acquired upon the exercise of an Option or ISO Award, such Shares shall have voting rights equal to any Shares of the same class or series then outstanding. At the time that such Grantee shall be delivered Shares acquired upon the exercise of an Option or ISO Award, such Shares shall have voting rights equal to any Shares of the same class or series then outstanding. Subject to any rights granted to, or reserved by, the Company in any Restricted Stock Grant Award Agreement, any Grantee of Restricted Stock shall be deemed a stockholder of the Company with respect to the Restricted Stock delivered thereto until such time that such Restricted Stock vests or is otherwise forfeited, as applicable.

13.7   Nature of Payments. Awards shall be special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for purposes of determining any pension, retirement, death or other benefit under (a) any pension, retirement, profit-sharing, bonus, insurance or other employee benefit plan of the Company or any Subsidiary or (b) any agreement between (i) the Company or any Subsidiary and (ii) the Grantee, except as such plan or agreement shall otherwise expressly provide.

13.8   Governing Law. The Plan shall be construed in accordance with and governed by the laws of Nevada other than its laws respecting choice of law.

13.9   Distribution of Financial Statements. The Company shall distribute financial statements which have been filed with the Securities and Exchange Commission to each holder of an Award on a quarterly basis.

RESTRICTED STOCK AGREEMENT

THIS RESTRICTED STOCK AGREEMENT (this “Agreement”) dated as of the Effective Date set forth below, is between Electronic Clearing House, Inc., a Nevada corporation (the “Company”) and the Grantee set forth below, relating to the grant of shares of the Company’s Common Stock, par value $.01 per share (the “Shares”), to Grantee pursuant, and at all times subject, to the Company’s Amended and Restated 2003 Incentive Stock Option Plan (the “Plan”). Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings ascribed to such terms in the Plan.

Effective Date:
Grantee:
Number of Shares of Restricted Stock:
Vesting of Restricted Stock / Lapse of Restrictions:

1.	Issuance of Restricted Stock. Company hereby awards to Grantee the number of Shares of Restricted Stock set forth above (the “Restricted Stock”).

2.	Vesting of Restricted Stock / Lapse of Restrictions. Restricted Stock shall cease to be subject to the restrictions described herein, and shall cease to constitute Restricted Stock (the “Unrestricted Shares”) upon vesting in accordance with the vesting provisions set forth above (i.e., at the time that any Shares of Restricted Stock vest, they shall at such time become Unrestricted Shares).

In the event that any Termination of Employment occurs with respect to Grantee, for any or no reason (including death or Disability, or for or without Cause), before all of the Restricted Stock granted hereunder is vested (i.e., ceases to be Restricted Stock), Grantee shall, upon the date of such termination forfeit that number of Shares of Restricted Stock which are then unvested. Upon such forfeiture, (i) the Company shall become the legal and beneficial owner of the Shares of Restricted Stock being forfeited and all rights and interests therein or relating thereto, (ii) the Company shall have the right to retain and transfer to its own name the number of Shares of Restricted Stock being forfeited by Grantee, and (iii) Grantee shall no longer have any rights as a holder of such Shares.

3.	Restriction on Transfer. Neither the Shares of Restricted Stock nor any interest therein may ever be directly or indirectly transferred, pledged, hypothecated, or otherwise disposed of. Any Unrestricted Shares shall be freely transferable subject only to the restrictions set forth in Sections 4 and 6 hereof.

4.	Escrow. Upon issuance, the certificates for Shares of Restricted Stock shall be deposited in escrow, together with stock powers duly executed in blank by Grantee, with the corporate secretary of the Company to be held in accordance with the provisions hereof. Shares of Restricted Stock shall be: (i) released to Company upon forfeiture as described in Section 2 above; or (ii) released to Grantee, upon Grantee’s request, to the extent the Shares of Restricted Stock vest and become Unrestricted Shares hereunder.

5.	Rights as Stockholder. Subject to the restrictions set forth herein, Grantee shall have all rights in and to the Shares of Restricted Stock, as a stockholder thereof, including, without limitation, the right to vote and receive any dividends declared with respect to such Shares. In the event any Shares of Restricted Stock become Unrestricted Shares, Grantee shall have all rights in and to such Shares as a stockholder thereof.

6.	Additional Restrictions on Transfer of Stock. The certificates representing Shares of Restricted Stock granted hereunder will bear a legend which states, and Grantee agrees to, the following:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES ACT. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF A REGISTRATION STATEMENT WHICH IS EFFECTIVE UNDER THOSE ACTS AS TO SUCH SECURITIES OR AN OPINION, IN FORM AND SUBSTANCE SATISFACTORY TO ELECTRONIC CLEARING HOUSE, INC., A NEVADA CORPORATION (THE “CORPORATION”), AND GIVEN BY COUNSEL SATISFACTORY TO THE CORPORATION, TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.”

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN ADDITIONAL RESTRICTIONS ON TRANSFER AND OTHER RESTRICTIONS SET FORTH IN A RESTRICTED STOCK AGREEMENT (THE “AGREEMENT”) BETWEEN THE CORPORATION AND THE HOLDER HEREOF, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION. ANY TRANSFER OR PLEDGE IN CONFLICT WITH, OR IN DEROGATION OF THE AGREEMENT IS VOID AND OF NO LEGAL FORCE, EFFECT, OR VALIDITY WHATSOEVER.”

7.	Section 83(b) Election. Grantee acknowledges that he or she may, within the thirty (30) day period after the date hereof, in his or her sole discretion, make an election with the Internal Revenue Service under Section 83(b) of the Code. Company will cooperate with Grantee in connection with the filing of any such election.

8.	Grantee’s Investment Representations. Grantee represents that he or she (a) is acquiring shares of Restricted Stock for his or her own account for investment, not on behalf or for the benefit of any other person, trust, estate, or business organization and has no intention of distributing such shares of Restricted Stock to others in violation of the Securities Act; (b) has no contract or arrangement with any person to sell or transfer to them Grantee’s Shares of Restricted Stock; and (c) is aware of no existing circumstances which will compel him or her to obtain money by the sale of any shares of Restricted Stock, and has no reason to anticipate any change in such circumstances, financial or otherwise, or to anticipate any occasion or event which would cause him or her to assign, transfer, sell, or distribute or necessitate or require him or her to assign, transfer, sell, or distribute Grantee’s shares of Restricted Stock.

9.	Spousal Consent. If Grantee is married, Grantee must have his or her spouse sign and date one copy of the attached Spousal Consent, attached hereto as Exhibit A.

10.	Miscellaneous. This Agreement, together with the Plan, embodies the complete agreement and understanding between the parties and supersedes and preempts any prior understandings, agreements, or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way. This Agreement is intended to bind, inure to the benefit of and be enforceable by Grantee and Company and their respective successors and assigns. In addition to any other available remedies, the parties hereto will be entitled to specifically enforce their respective rights hereunder and obtain injunctive relief to enforce or prevent violations of the provisions hereof.

11.	Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Nevada, without regard to its conflict of laws rules.

IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.

ELECTRONIC CLEARING HOUSE, INC.
a Nevada corporation

Name:

Title:

GRANTEE:

Name:

ELECTRONIC CLEARING HOUSE, INC. 730 PASEO CAMARILLO CAMARILLO, CA 93010

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Electronic Clearing House, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
ELCTR1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ELECTRONIC CLEARING HOUSE, INC.

A VOTE FOR ALL PROPOSALS IS RECOMMENDED BY THE BOARD OF DIRECTORS:

Proposal 1:	To elect two Class III directors to each serve on the Board of Directors for a three-year term:		For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.
	Class III	01) Joel M. Barry 02) Aristides W. Georgantas

The undersigned hereby confer(s) upon the proxies and each of them discretionary authority with respect to the election of directors in the event that the above nominees are unable or unwilling to serve.

						For	Against	Abstain

Proposal 2.

To approve the Amended and Restated 2003 Incentive Stock Option Plan (amending and restating the Company’s existing 2003 Incentive Stock Option Plan) which, among other matters, (i) increases the maximum number of shares of common stock that may be issued pursuant to awards granted under the plan from 900,000 to 1,150,000, and (ii) permits the grant of restricted stock under the plan;

						☐	☐	☐

Proposal 3.	To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants of the Company for the fiscal year ending September 30, 2005.					☐	☐	☐

The undersigned acknowledge(s) receipt of a copy of the Notice of Annual Meeting and accompanying Proxy Statement dated January 12, 2005, relating to the Annual Meeting.

Signature(s) hereon should correspond exactly with the name(s) of the Shareholder(s) appearing on the Share Certificate. If stock is jointly owned, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporation name, and give title of signing officer.

Please indicate if you plan to attend this meeting
	Yes ☐	No ☐

_____________________________________	_____________________________________
Name/Signature in which Stock is Held Date	Name/Signature if Held Jointly Date

ELECTRONIC CLEARING HOUSE, INC. PROXY FOR ANNUAL MEETING OF SHAREHOLDERS THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ELECTRONIC CLEARING HOUSE, INC.

The undersigned, a Shareholder of ELECTRONIC CLEARING HOUSE, INC., a Nevada corporation (the “Company”), hereby nominates, constitutes and appoints JOEL M. BARRY and ALICE L. CHEUNG, or any one of them, as proxy of the undersigned, each with full power of substitution, to attend, vote and act for the undersigned at the Annual Meeting of Shareholders of the Company, to be held on February 7, 2005, and any postponements or adjournments thereof, and in connection therewith, to vote and represent all of the shares of the Company which the undersigned would be entitled to vote, as noted on the reverse side of this card.

The undersigned hereby revokes any other proxy to vote at the Annual Meeting, and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation hereof, said proxies are authorized to vote in accordance with their best judgment.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ON THE RESERVE SIDE OR, TO THE EXTENT NO CONTRARY DIRECTION IS INDICATED, WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR ALL PROPOSALS. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE PROXIES.